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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 31, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                   0-27423                   51-0391303
(State of incorporation)  (Commission File Number)  (IRS Employer Identification No.)

                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                       1 KOZHEVNICHESKY PROEZD, 2ND. FLOOR
                              MOSCOW, RUSSIA 115114
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

     The Company is filing updated consents for certain financial statements listed in its Securities and Exchange Commission filings.

Item 7.  Financial Statements and Exhibits.


 DESIGNATION               DESCRIPTION
 -----------               -----------
 23.1           Consent of Ernst & Young (CIS) Limited, Independent Auditors
                (Golden Telecom, Inc.)

 23.2           Consent of Ernst & Young (CIS) Limited, Independent Auditors
                (EDN Sovintel LLC)

 23.3           Consent of ZAO PricewaterhouseCoopers Audit, Independent
                Auditors (OAO Comincom)



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 GOLDEN TELECOM, INC.
                                 (Registrant)

                                 By:  /s/DAVID STEWART
                                      -----------------
                                 Name: David Stewart
                                 Title:   Chief Financial Officer and Treasurer
                                 (Principal Financial Officer)


Date:  October 31, 2003

                                 EXHIBIT INDEX


 DESIGNATION               DESCRIPTION
 -----------               -----------
 23.1           Consent of Ernst & Young (CIS) Limited, Independent Auditors
                (Golden Telecom, Inc.)

 23.2           Consent of Ernst & Young (CIS) Limited, Independent Auditors
                (EDN Sovintel LLC)

 23.3           Consent of ZAO PricewaterhouseCoopers Audit, Independent
                Auditors (OAO Comincom)